UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 29, 2019

Elastic N.V.

(Exact name of Registrant as specified in its charter)

The Netherlands	001-38675	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

800 West El Camino Real, Suite 350

Mountain View, California 94040

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 458-2620

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Ordinary Shares, €0.01 Par Value	ESTC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) On October 29, 2019, Elastic N.V. (“Elastic” or the “Company”) held an annual general meeting of shareholders (the “Annual Meeting”) at the Company’s offices at Keizersgracht 281, 1016 ED Amsterdam, The Netherlands.

As of the close of business on October 1, 2019, the record date for the Annual Meeting (the “Record Date”), there were 78,054,064 ordinary shares of Elastic issued and outstanding and entitled to vote at the Annual Meeting. As of the Record Date, there were no preferred shares of Elastic issued and outstanding. At least one-third of the issued Elastic shares were present or represented at the Annual Meeting with respect to the proposals below, constituting a quorum for purposes of each proposal.

(b) The certified results of the matters voted on at the Annual Meeting are set forth below.

Proposal No. 1 – Election of Chetan Puttagunta and Steven Schuurman as non-executive directors for a term of three (3) years, expiring at the end of the 2022 annual general meeting of shareholders:

Nominee	For	Against	Abstain	Broker Non-Votes
Chetan Puttagunta	52,910,283	9,623,155	167,598	4,912,671
Steven Schuurman	61,656,607	868,348	176,081	4,912,671

Chetan Puttagunta and Steven Schuurman were appointed by the general meeting in accordance with the Articles of Association.

Proposal No. 2 – Adoption of the Company’s Dutch statutory annual accounts for the fiscal year ended April 30, 2019 (“Fiscal Year 2019”), which are prepared in accordance with International Financial Reporting Standards:

For	Against	Abstain	Broker Non-Votes
67,351,828	44,215	217,664	—

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 3 – Grant of full discharge of the Company’s executive director from his liability with respect to the performance of his duties as an executive director of the Company during Fiscal Year 2019:

For	Against	Abstain	Broker Non-Votes
62,376,061	34,830	290,145	4,912,671

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 4 – Grant of full discharge of the Company’s non-executive directors from their liability with respect to the performance of their duties as non-executive directors of the Company during Fiscal Year 2019:

For	Against	Abstain	Broker Non-Votes
62,376,241	35,034	289,761	4,912,671

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 5 – Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2020:

For	Against	Abstain	Broker Non-Votes
67,394,501	33,400	185,806	—

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 6 – Authorization of the Company’s board of directors to repurchase shares in the capital of the Company:

For	Against	Abstain	Broker Non-Votes
67,376,352	6,390	230,965	—

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2019

ELASTIC N.V.

By:	/s/ Janesh Moorjani
Name:	Janesh Moorjani
Title:	Chief Financial Officer